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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                         Date of Report:  July 10, 1995

                            THE FOOTHILL GROUP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                       0-5467              94-1663353
         --------                       ------              ----------

(State of Incorporation)              (Commission             (IRS Employer
                                      File Number)          Identification No.)


                          11111 Santa Monica Boulevard
                         Los Angeles, California 90025
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                    (Address of principal executive office)




Registrant's telephone number:  (310) 996-7000
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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits



Exhibit 28 - Additional Exhibits

Press release announcing first quarter results.
Press release announcing quarterly dividend.
Press release announcing an increase in the commercial paper program and bank credit facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: July 10, 1995


                                          THE FOOTHILL GROUP, INC.



                                          By:  /S/HENRY K. JORDAN
                                              -------------------
                                              Henry K. Jordan
                                              Vice President and
                                              Chief Financial Officer